©2022 Synovus. All Rights Reserved. 1 Welcome to Inspired Banking Synovus Investor Day 2022 February 8, 2022 Exhibit 99.1

©2022 Synovus. All Rights Reserved. 2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan and deposit growth; (2) net interest income and net interest margin; (3) pre-provision net revenue, including non-interest revenue and non-interest expense; (4) credit trends and key credit performance metrics; (5) capital position; (6) our future operating and financial performance; (7) our strategy and initiatives for future revenue growth, balance sheet management, capital management, expense savings, and technology; and (8) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Forward Looking Statements Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted revenue; adjusted non-interest expense; adjusted tangible efficiency ratio; and adjusted pre- provision net revenue (PPNR). The most comparable GAAP measures to these measures are return on average assets; return on average common equity; total taxable equivalent revenue; total non-interest expense; efficiency ratio- taxable equivalent, and PPNR; respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted return on average assets is a measure used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted revenue is a measure used by management to evaluate total taxable equivalent revenue exclusive of net investment securities gains (losses), net fair value changes in private equity investments, and fair value adjustments on non-qualified deferred compensation. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and affect period-to-period comparisons. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. Amounts on certain slides that follow may not total due to rounding.

©2022 Synovus. All Rights Reserved. 3 Company Overview & Strategy Kevin Blair President and Chief Executive Officer

COMPANY OVERVIEW & STRATEGY

Why Synovus?

A Strong Franchise

- Highly engaged and empowered team
- Attractive footprint
- Top quartile NPS
- Recognized by Greenwich and PAM Awards

Proven Performance

- Above peer loan growth; strong fee revenue performance
- Relationship approach leading to higher levels of PPNR to assets
- Solid credit, robust capital and liquidity management
- Synovus *Forward:* Achieving $175MM pre-tax run rate benefit by end of 2022

Sustainable Growth

- Enhancing productivity
- Investing in new businesses and talent
- Best in class products and solutions
- Re-imagined client experience: Data, Analytics and Technology

Progressive Mindset

- Banking-as-a-Service-Technology
- USDF CONSORTIUM — Modern money movement
- Next generation core
- ESG

©2022 Synovus. All Rights Reserved.
4

COMPANY OVERVIEW & STRATEGY

Synovus is built around its people, who are empowered and enabled to deliver

~5,000

Team members strong

25%

Lower Turnover vs Industry Averages[(1)]

84%

Top Quartile Engagement Score[(2)]

TOP WORK PLACES

Named One of the Atlanta Journal Constitution's Top Workplaces

AMERICAN BANKER. THE MOST POWERFUL WOMEN IN BANKING

Great Place To Work. Certified MAR 2021-MAR 2022 USA

GONZO BANKER



Zack Bishop
Head of Technology, Operations and Security



Katherine Weislogel
Head of Treasury & Payment Solutions



Liz Wolverton
Head of Consumer Banking and Brand Experience

(1) 2020 BAI Study
(2) 2021 survey conducted by Perceptyx

SYNOVUS

©2022 Synovus. All Rights Reserved.
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©2022 Synovus. All Rights Reserved. 6 Loyal customer base in attractive Southeastern footprint C O M P A N Y O V E R V I E W & S T R A T E G Y (1) For the year 2021 (2) Based on internal VOC research, 2021 vs. 2020 Net Promoter Score Top Quartile Among Top 50 Banks (1) 19 Greenwich Excellence and Best Brand Awards(1) 3 PAM Awards Synovus Family Office (1) Average 2.5 percentage point increase in mortgage experience satisfaction ratings(2) Mortgage

©2022 Synovus. All Rights Reserved. 7 Best in class banking, delivering solid financial performance C O M P A N Y O V E R V I E W & S T R A T E G Y (1) Includes service charges on deposit accounts, card fees, LOC fees, ATM fee income, LOC non-usage fees, gains from sale of government guaranteed loans, and miscellaneous other service charges (2) Non-GAAP financial measure; see Appendix for applicable reconciliation (3) Peers defined as proxy peer set 2021 YoY Fee Revenue Growth 2021 YoY Loan Growth (ex PPP) Total Loans 8% Top Quartile Performance vs. Peers(3) Adj. ROATCE(2) #11 #4 Adj. ROAA(2) #7 #2 Adj. Tangible Efficiency Ratio(2) #9 #2 Commercial Production 54% Core Banking (1) 20% Treasury & Payment Solutions 30% Wealth Management 24% 2021 2016

COMPANY OVERVIEW & STRATEGY

Strong risk management oversight and capital position

- Centralized credit management oversight and monitoring
- Utilization of analytics for early-warning risk identification
- Diversified balance sheet with lower risk commercial growth


NPA, NPL and Past Due Ratios
6%
5%
4%
3%
2%
1%
4Q11
4Q13
4Q15
4Q17
4Q19
4Q21
NPA Ratio
NPL Ratio
Total Past Dues >30 Days Ratio

Optimized Portfolio Mix and Loss Distribution

Relative to the Great Financial Crisis, portfolio mix alone suggests a greatly improved credit profile(1)


5.6%
loss rate
2009
3.4%
loss rate
2021
IPRE(2)
1-4 Fam, Land & Dev.
C&I
Consumer

Stress Testing Supports Capital Adequacy


9.5%
1.9%
CET1 deterioration in severely adverse(3)
1.1%
Capital buffer
6.5%
4Q21 CET1
Well-Capitalized

(1) Loss rates by category from the Great Financial Crisis were annualized and applied to the current portfolio for purposes of illustrating the improved loss content in a stressed scenario
(2) Investment Property Real Estate
(3) Source: FRB 2021 Severely Adverse Scenario utilizing Synovus estimated loss rates

SYNOVUS

©2022 Synovus. All Rights Reserved.
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©2022 Synovus. All Rights Reserved. 9 C O M P A N Y O V E R V I E W & S T R A T E G Y We are building the bank of the future from a position of strength, investing where we have a right to win and armed with an execution plan to achieve accelerated growth Reposition for Advantage Simplify and Streamline Adopt High-Tech Meets High-Touch Talent and Culture

COMPANY OVERVIEW & STRATEGY

Reposition for Advantage


Attract and retain top talent
Top line growth
Digitize and optimize
Best in class products and solutions
Business line expansion
Core performance

2024 Targets

$2.5MM
Revenue per RM
Community Bank

$30B
Loans
Wholesale Bank

$15MM+
PPNR
CIB

$90MM
Total Fees
Treasury & Payment Solutions

15%+
Reduction in
Branch Network

50%
Digital Deposit
Account Origination

SYNOVUS

©2022 Synovus. All Rights Reserved. 10

©2022 Synovus. All Rights Reserved. 11 Simplify and Streamline C O M P A N Y O V E R V I E W & S T R A T E G Y • Employing automation-as-a- service solutions to create scale and drive value • Building momentum with standard banking use cases Prioritizing Commercial Credit Automation Center of Excellence Reimagine the Client Journey Best in Class Platforms

COMPANY OVERVIEW & STRATEGY



Adopt High-Tech Meets High-Touch

Commercial and Consumer Analytics: Data, Insight, Action

smart SALES MANAGEMENT AND RISK TOOL

curinos

personetics

- Next best solution
- Retention
- Digital engagement
- Financial wellness
- Risk management

$30MM+ 2024 PPNR Target

Serving the SMB[1] Segment Through "Banking-as-a-Service"

Maast™ by Synovus

Planned Partner NYMBUS®

~$15MM 2024 PPNR Target

(1) Small and medium size business

SYNOVUS®

©2022 Synovus. All Rights Reserved.
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©2022 Synovus. All Rights Reserved. 13 Enhance Talent and Culture C O M P A N Y O V E R V I E W & S T R A T E G Y (1) 2021 survey conducted by Perceptyx Attraction and retention of key talent Development of leadership Focus on diversity, equity, and inclusion Future of work

©2022 Synovus. All Rights Reserved. 14 Disciplined Execution Elevated Growth Profile Top Quartile Operating Metrics Path Forward C O M P A N Y O V E R V I E W & S T R A T E G Y FY 2024 Targets Increasing Productivity Deepening Client Relationships Leveraging Strategic Investments Delivering Ongoing Efficiencies ROAA 1.3% - 1.4% Tangible Efficiency Ratio ~50% ROATCE(2) 16% - 17% Loan Growth Adjusted PPNR(2) Adjusted Revenue(2) (1) Illustration of forecasted 2-year CAGR for 2023/2024 (2) See slide 2 for definitions of non-GAAP financial measures and appendix for 2021 baseline (1) 2022 2023/24 2022 2023/24 2022 2023/24

COMPANY OVERVIEW & STRATEGY

Leading Today's Discussion

Kevin Blair
President and Chief Executive Officer



Company Overview and Strategy

Sharon Goodwine
EVP, Chief Human Resources Officer



Human Capital

Wayne Akins
EVP, Chief Community Banking Officer



The Community Bank

Kevin Howard
EVP, Chief Wholesale Banking Officer



The Wholesale Bank

Tom Dierdorff
EVP, Head of Corporate and Investment Banking



Corporate & Investment Bank

Katherine Weislogel
EVP, Head of Treasury and Payment Solutions



Treasury & Payment Solutions

Bob Derrick
EVP, Chief Credit Officer



Credit

Liz Wolverton
EVP, Head of Consumer Banking and Brand Experience



The Consumer Bank

Zack Bishop
EVP, Head of Technology, Operations, and Security



Technology and Operations

Jamie Gregory
EVP, Chief Financial Officer



Top Quartile Financial Performance

SYNOVUS

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©2022 Synovus. All Rights Reserved. 16 C O M P A N Y O V E R V I E W & S T R A T E G Y

©2022 Synovus. All Rights Reserved. 17 Human Capital Sharon Goodwine EVP, Chief Human Resources Officer

©2022 Synovus. All Rights Reserved. 18 People drive our strategic growth and position us to win in the marketplace H U M A N C A P I T A L We attract the best bankers because we empower our team members We retain the best talent because we focus on development and opportunity We value diversity, equity and inclusion; it is foundational to a culture where everyone can succeed We have a highly engaged team who is committed to our success

©2022 Synovus. All Rights Reserved. 19 Enhance Talent and Culture (1) 2021 survey conducted by Perceptyx H U M A N C A P I T A L Attraction and retention of key talent Development of leadership Focus on diversity, equity, and inclusion (DEI) Team High Engagement 84%(1) Future of work

HUMAN CAPITAL

2021 Engagement Survey

Overwhelming majority of team members feel:

- Work gives a sense of accomplishment
- Optimistic about the future of the company
- Synovus has a culture and effective systems to keep remote workers connected
- Trust and respect for each other
- Teams have a clear understanding of the needs of our clients

Survey Results[1]

Proud to Work for Company


87%

Overall Engagement


84%

Diversity and Inclusion


At the company, diversity is valued
84%
12%
The company is committed to diversity and inclusion in the workplace
87%
10%
My manager supports diversity and inclusion in the workplace
88%
10%
Favorable
Neutral

(1) 2021 survey conducted by Perceptyx

SYNOVUS

©2022 Synovus. All Rights Reserved.
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HUMAN CAPITAL

Focus on Diversity, Equity, and Inclusion

- Connect and inform team members through Employee Resource Groups
- Recruit and engage with HBCUs and veteran organizations in our footprint
- Focus on diverse talent pipeline for hiring, promotion and development
- Review gender + ethnicity compensation
- Diversity Symposium – Opportunity for prospective candidates to learn about career opportunities and DEI at Synovus

Overall Synovus Team


29%
66%
People of Color
Women

Women in Leadership


38%
32%
2017
2021

People of Color in Leadership


15%
8%
2017
2021

Generational Composition of Senior Leadership Team


17%
27%
56%
Millenial (b. 1981-1994)
Generation X (b.1965-1980)
Baby Boomers (b. 1946-1964)

SYNOVUS

©2022 Synovus. All Rights Reserved. 21

©2022 Synovus. All Rights Reserved. 22 Investing in Leadership Development • Empower and equip managers to produce excellence • Action-focused approach to succession and talent management • Individual development plans • Mentorship and sponsorship • Coaching and feedback • Increase rigor in performance management H U M A N C A P I T A L Ignite Program for first line managers focused on Synovus culture, leading a team, and study of inclusivity through “Unconscious Bias” Program focused on aligning leadership behaviors to drive business results and strategy

©2022 Synovus. All Rights Reserved. 23 Listening + Adaptation = Employer of Choice • Embrace the changing workplace • Focus on reskilling and upskilling • Use technology to drive collaboration • Recognize and reward • Align work purpose and personal values • Focus on mental and emotional well- being of team members H U M A N C A P I T A L On-site 69% Hybrid 8% Remote 23% Modernize workspaces to drive creativity and innovation Continuous introduction of benefits to meet the needs of team members and families Proactive and prudent focus on inflationary pressures Chairman Awards Here Matters Icons Synovus Impact More Choice in Ways of Working

©2022 Synovus. All Rights Reserved. 24 Focusing on talent positions us for success H U M A N C A P I T A L Top quartile engagement scores highlight team members who are trusted by clients to help them succeed and reach their full potential Ability to attract top-tier talent to our platform who bring differentiated experiences and market expertise Inclusive culture where new ideas are embraced and diversity brings greater perspective Investment in talent prepares team members for future opportunities Lower turnover as compared to peers Win for team members, clients, stakeholders and communities

©2022 Synovus. All Rights Reserved. 25 The Community Bank Wayne Akins EVP, Chief Community Banking Officer

©2022 Synovus. All Rights Reserved. 26 The Community Bank(1): Key Metrics (1) The Community Bank, as used in this slide deck, consists of SMB commercial clients; on a go-forward pro forma basis, this client set plus Private Wealth and other ancillary income will comprise The Community Bank segment T H E C O M M U N I T Y B A N K Loans $7.3B Deposits $8.5B Commercial Clients 16,500+ Headcount 480 As of 12/31/21

THE COMMUNITY BANK

Commercial Banking Continuum

Serving the Full Life Cycle of the Commercial Client

Community	Wholesale Bank	CIB
The family-owned business connected to local communities Handles personal relationship of the business owner	CRE Middle Market Specialty	National, Industry-Led Coverage Corporate, Sponsor-Backed and Emerging Growth Clients
Traditional & SBA Lending Deposits Treasury Management Wealth Management	Capital Markets Agent Bank Capabilities Specialized Lending	Expanding Access to Institutional Capital Private Capital/M&A Advisory

→ Product Need Evolution →

SYNOVUS

©2022 Synovus. All Rights Reserved.
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©2022 Synovus. All Rights Reserved. 28 The Community Bank: Key Takeaways Deeply rooted among local Southeast communities that are well-positioned for growth Providing the optimal mix of relationship management and digital driven solutions for our clients Investing to deliver next generation bank products and capabilities for our clients … and our bankers T H E C O M M U N I T Y B A N K

THE COMMUNITY BANK

Connected and Capable

No One Does Local Better

Empowered local leaders delivering when and where needed

- 8 division CEOs, 33 market executives, and 350 tenured advisory directors with deep connections to their communities
- Embedded leadership model empowers local leaders
- Combining in-person, digital, and virtual experiences

Full suite of solutions

Desktop and Mobile platform % of key feature functionalities offered ...

Desktop and Mobile: Top 10 Desired Features Provided[1]

	Synovus	Industry Average
Desktop Features	10/10	8.9
Mobile Features	9/10	7.8

Enrolled Online Banking Customers


~45K
+30%
~59K
Pre Gateway Launch (Oct '20)
January 2022

(1) Top 10 desired online and mobile banking features according to Barlow Research Associates, 2021 Digital Business Banking Test Drive Survey

SYNOVUS

©2022 Synovus. All Rights Reserved.
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THE COMMUNITY BANK

Enhancing traditional commercial banking with a better model

- Sales process leveraging the SMART tool
  - A robust data model that provides relationship opportunity insights (Next Best Solution)
  - Resulted in over 2,000 additional client calls made during 2021
- Improved relationship manager productivity and efficiency via analytics-based portfolio management:
  - Analytical Risk Monitoring, which provides 20% gain in underwriting capacity
  - Community Relationship Center (CRC), which centralizes small business loan renewals, adding an estimated ten hours of productivity per branch each month
- Committed to 2022 target operational model refinement and nCino implementation by 3Q22 smart
SALES MANAGEMENT AND RISK TOOL



Analytical Risk Monitoring


Credit Signal Engine (CSE)
Business rules + Overlays
Differentiated review process
Exposure
Change in ARM score
Low
Medium
High
Highly sophisticated risk assessment model used to automatically quantify the risk level ("riskiness") of each borrower based on ~45 variables
Combination of ARM score, change in score and exposure + additional 'overlays' informs recommended swim lane (i.e., level of review intensity)
Three types of reviews with different levels of effort to optimize the intensity of scheduled underwriting events Swim lane is recommendation only; escalation to higher-intensity process at discretion of e.g. RM or underwriters
Base Intensity
Swim Lane->> Analysis Intensity
Final Intensity

Streamlined Credit Process

CRC

ncino

SYNOVUS

©2022 Synovus. All Rights Reserved.
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©2022 Synovus. All Rights Reserved. 31 Continuing High Touch + Utilizing High Tech = Revenue Growth and Improved Operating Leverage (1) Community Bank staffing excludes underwriting and credit administration T H E C O M M U N I T Y B A N K 187 170 220 185 Production Support Optimized commercial staffing levels (16%) (9%) $90.4MM $104.7MM $116.1MM 2019 2020 2021 Leading to larger books of business per RM And greater RM efficiency $2.5MM $1.9MM$1.7MM Target Loan and Deposits per RM Revenue per RMCommercial Staffing(1) Retaining top RMs in markets that are best positioned to grow1 Leveraging analytics and a more efficient platform2 Generating efficiencies to reinvest in new tools3 Nov 2019 Dec 2021 2019 2024 Target2021

THE COMMUNITY BANK

Our high-touch / high-tech model yields strong financial results

- Fee income growth driven by core capabilities like SBA, Treasury and Merchant
- Continued enhancement in RM productivity
- Strong deposit base complements our higher asset-growth specialty segments in Wholesale Banking and CIB

Fee Income Growth
7% CAGR


$27.0MM
$14.2MM
$9.3MM
$3.5MM
$30.6MM
$17.5MM
$6.7MM
$6.5MM
2019
2021
SBA
Other[(1)]
Treasury Analysis Fees

Funded Loan Production per RM
5% CAGR


$9.5MM
$10.4MM
2019
2021

Total Deposits Community Bank
19% CAGR


$6.0B
$8.5B
2019
2021

(1) Other income includes service charges on deposit accounts (excluding treasury analysis fees), debit card interchange, LC/LOC fees, non-usage fees, swap fees, and other miscellaneous income

SYNOVUS

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THE COMMUNITY BANK

A "best in class" wealth solution for business owners

- 44 Private Wealth Advisors (PWA) embedded in the market with local commercial RMs
- Leverage data to target high priority opportunities
- PWAs serve as the quarterback for complex planning and wealth needs
- Engage clients in discovery conversation, leveraging resources like Synovus Trust, Synovus Family Office, Synovus Securities and GLOBALT

Massive Market Opportunity

Fully-licensed and equipped wealth team poised to deliver holistic solutions

Total Commercial Clients[1]



~2K
~20K
Fully Served
Wealth Opportunity

90% of commercial clients are wealth prospects

72% Increase in Synovus Asset Navigator plans completed



519
895
2020
2021

28% Growth in revenue per PWA



$0.9MM
$1.2MM
2020
2021

(1) Non-retail commercial clients

SYNOVUS

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THE COMMUNITY BANK

Key Forecasted Results 2022-2024[(1)]

Strong market positioning yielding above market growth

Balanced Loan Growth

4%+ Loan Growth

Core C&I and CRE Clients

80%-100% self-funded through core deposit growth

Selective addition of RMs in strong Southeast growth markets

Fee Income Upside

6%+ Fee Income Growth

Continued expansion of core banking fees through Treasury partnership

Leveraging SBA Opportunity

Expected growth independent of Maast and Private Wealth expansion opportunities

(1) Forecast is three-year period beginning in 2022

SYNOVUS

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THE COMMUNITY BANK

SMBs are Adopting Vertical Software

Vertical Software Vendors are becoming increasingly important. Up to ~40% of SMBs are using vertical software to run their companies.

- Project Management
- Human Resources
- Marketing/Loyalty

Leisure & Entertainment	Healthcare	Real Estate	Restaurants
mindbody	CareCloud	property SOLUTIONS	SinglePlatform
STYLESEAT	Doctoralia	zurple	CATERTRAX
booker	Clinicient	Buildium	Tabbedout by UNION
CourseTrends	XIFIN	Apartment List	toast
GOLFNOW	kareo	BoomTown!	
kitomba	practo		
	SOLUTIONREACH		
	DocuTAP		
	OnShift		
	Docplanner		
	curvedental		

Players in this segment **pursue payments and financial services integration/monetization**

Source: BCG analysis
The service marks and trademarks used herein belong to their respective owners

SYNOVUS

©2022 Synovus. All Rights Reserved. 35

©2022 Synovus. All Rights Reserved. 36 Serving the SMB segment through “Banking-as-a-Service” T H E C O M M U N I T Y B A N K Maast will make it simple for software companies to deepen customer relationships with elegantly embedded banking and payment services Payment acceptance, checking accounts and loans delivered through strategic partnerships Software providers and distributors (SaaS/ISVs) Small business end users Planned Partner

©2022 Synovus. All Rights Reserved. 37 The Wholesale Bank Kevin Howard EVP, Chief Wholesale Banking Officer

©2022 Synovus. All Rights Reserved. 38 The Wholesale Bank: Key Metrics T H E W H O L E S A L E B A N K Loans $21.5B Deposits $12.4B Clients 3,000 Headcount 287 Middle Market CRE Specialty As of 12/31/21

THE WHOLESALE BANK

Commercial Banking Continuum

Serving the Full Life Cycle of the Commercial Client

Community	Wholesale Bank	CIB
The family-owned business connected to local communities Handles personal relationship of the business owner	CRE Middle Market Specialty	National, Industry-Led Coverage Corporate, Sponsor-Backed and Emerging Growth Clients
→	Product Need Evolution	→
Traditional Lending & SBA Deposits Treasury Management Wealth Management	Capital Markets Agent Bank Capabilities Specialized Lending	Expanding Access to Institutional Capital Private Capital/M&A Advisory

SYNOVUS

©2022 Synovus. All Rights Reserved.
39

THE WHOLESALE BANK

Client Experience

Cohesive Alignment Drives Short Cycle Delivery

- Assess the needs of clients and provide seamless delivery of a full complement of product offerings
- Expand brand presence through disciplined market coverage targeting priority prospects
- Provide centralized banker support and dedicated best-in-class risk monitoring/sales support
- Deepen relationships through key partnerships in Credit, Treasury, Community and Capital Markets
- Adopt leading technology for commercial clients (nCino and SMART Tool)


Client
Daily Inquiries
Relationship Associate
Credit Risk Manager
WLO Loan Operations
Relationship Manager
Communicates with client and directs traffic
Capital Markets
Wealth Partner
Treasury

SYNOVUS
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THE WHOLESALE BANK

Proven Growth Engine

Loan Production


20% CAGR
$7.4B
$2.9B
$3.0B
$1.4B
$7.2B
$3.2B
$2.2B
$1.8B
$10.6B
$4.6B
$3.9B
$2.1B
2019
2020
2021
Middle Market
CRE
Specialty

Loan Growth


10% CAGR
$17.6B
$18.8B
$21.5B
2019
2020
2021

Loan Production per RM


20% CAGR
$78.6MM
$48.1MM
$74.5MM
$40.5MM
$113.6MM
$74.1MM
2019
2020
2021
Commitments / RM
Fundings / RM

Non-Interest Revenue Growth


9% CAGR
$28.9MM
$26.4MM
$34.6MM
2019
2020
2021

Deposit Growth


22% CAGR
$8.3B
$12.0B
$12.4B
2019
2020
2021

SYNOVUS

©2022 Synovus. All Rights Reserved.

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©2022 Synovus. All Rights Reserved. 42 Specialty Senior Housing Specialty Healthcare Insurance Premium Finance Syndications/National Accounts Structured Finance Restaurant Services Asset Based Lending Community Investment Capital Government Banking Solutions The Building Blocks of a Well-Balanced Franchise Numbers shown above are as of 12/31/2021 T H E W H O L E S A L E B A N K CRE Middle Market C&I National Reach Regional Focus $4.4B Loans | $3.6B Deposits $7.2B Loans | $1.8B Deposits $9.7B Loans | $7.0B Deposits

©2022 Synovus. All Rights Reserved. 43 Specialization Delivers Loan Growth Red bars represent loans outstanding at period end (1) Estimated tax credit by year based on investments made to date T H E W H O L E S A L E B A N K $5.6B $7.0B $9.7B 2019 2020 2021 $2.0B $2.5B $3.1B 2019 2020 2021 $0.1B $0.6B $1.3B 2019 2020 2021 $1.0B $1.3B $1.6B 2019 2020 2021 $20MM $33MM $48MM $65MM $71MM Anticipated Tax Credit(1) Senior Housing Community Investment CapitalInsurance Premium FinanceStructured Lending Total Specialty Lending 25% CAGR 242% CAGR 25% CAGR 38% CAGR 2021 2022 2023 2024 2025 31% CAGR

©2022 Synovus. All Rights Reserved. 44 Wholesale Bank Growth Initiatives T H E W H O L E S A L E B A N K Middle Market Expansion Restaurant Services Agent Bank CapabilitiesFintech Partnerships

THE WHOLESALE BANK

Adding Teams ...

Middle Market Expansion

- 50% of our middle market portfolio is located in Florida
- Targeted expansion of middle market talent centered on the following regions
  - FL East – Orlando, Jacksonville, Daytona
  - FL West – Tampa, Ft. Myers
  - FL South – Miami, Ft. Lauderdale, Boca Raton, Naples
- Targeting loan growth in Florida of $1B within 3 years, including strong treasury management and capital markets revenue

Top Wholesale Markets by Real GDP


FL East + West
$544B
FL South
$375B
Metro Atlanta
$341B
SC + AL
$245B
GA minus Atlanta
$206B

Restaurant Services


Team hired
$100MM funded
Profitable
1
2
3
3Q21
4Q21
1Q22
2Q22
3Q22

- Hired industry veterans to build out top tier restaurant lending franchise with quick serve restaurant focus
- Strong loan growth resulted in immediate profitability in 4Q21

SYNOVUS

©2022 Synovus. All Rights Reserved.
45

THE WHOLESALE BANK

... Adding Capabilities

Fintech Partnerships

- Fintech partnerships are important as we evaluate optimal client solutions
- Currently developing a white label equipment finance solution powered by a leading fintech

Agent Bank Capabilities

- Banker participation in capital markets related revenues has increased 50% since 2019
- Added an industry veteran in 2021 to develop lead agent bank capabilities, resulting in immediate fee revenue realization

TPS Solutions

- FX & trade enhancements
- Integrated payments
- Industry niche enhancements
- Mobile virtual commercial card

SYNOVUS

©2022 Synovus. All Rights Reserved.
46

THE WHOLESALE BANK

The Road to $30 Billion[(1)]

Driving Complementary and Sustainable Earnings

Middle Market

$4B to $8B

Growth with strong emphasis on risk weighting

Targeting $1B+ of annual loan growth with 50% self funding

Lead 4-5 club deals per year

Continue to invest in front line and credit talent to enhance growth trajectory

CRE

$7B to $9B

Enhance relationship profitability through niche CRE offerings

Targeting $500MM+ of annual loan growth

Balance between term and construction production

Specialty

$10B to $13B

Drive organic loan and deposit growth

Targeting $1.2B of annual loan growth

Create franchise expertise recognition

Capitalize on industry expertise across niche market segments

Onboarding 1 to 2 new specialties per year

(1) Represents 2024 target for wholesale loans outstanding

SYNOVUS

©2022 Synovus. All Rights Reserved.
47

©2022 Synovus. All Rights Reserved. 48 Corporate & Investment Bank Tom Dierdorff EVP, Head of Corporate & Investment Banking

CORPORATE & INVESTMENT BANK

Commercial Banking Continuum

Serving the Full Life Cycle of the Commercial Client

Commercial	Wholesale Bank	CIB
The family-owned business connected to local communities Handles personal relationship of the business owner	CRE Middle Market Specialty	National, Industry-Led Coverage Corporate, Sponsor-Backed and Emerging Growth Clients
Traditional Lending & SBA Deposits Treasury Management Wealth Management	Capital Markets Agent Bank Capabilities Specialized Lending	Expanding Access to Institutional Capital Private Capital/M&A Advisory

→ Product Need Evolution →

SYNOVUS

©2022 Synovus. All Rights Reserved.
49

CORPORATE & INVESTMENT BANK

Why Corporate & Investment Banking at Synovus?

A Strong Franchise

- Highly engaged and empowered team
- Attractive footprint
- Strong commercial and middle market banking
- Broad wealth platform

Emerging Capabilities

- Capital Markets
- Treasury & Payment Solutions
- Structured Finance
- Targeting ISVs

Culture

- Nimble and responsive
- Entrepreneurial
- Growth focus
- Technology forward

Clear Growth Path

- Purpose built
- Business capital to deploy
- National opportunity
- Under-represented industries

©2022 Synovus. All Rights Reserved.
50

CORPORATE & INVESTMENT BANK

National Coverage Built Around Attractive Industries

Capitalize on Industry Expertise to Drive Diversified Revenue

Financial Institutions (FIG)

Insurance Carriers, Insurance Agents and Brokers

Asset and Wealth Managers

Commercial and Consumer Finance

Equipment Finance and Leasing

Technology, Media, and Communications (TMC)

Financial and Payments Technology

Data Security/Cyber

Tech-enabled Services

Communications/Data Services Infrastructure

Healthcare

Healthcare Services and Staffing

Medical Devices and HCIT

Biotech and Pharmaceuticals

Lab Services and Medical Technology

Managed Care and Benefits

SYNOVUS

©2022 Synovus. All Rights Reserved.
51

©2022 Synovus. All Rights Reserved. 52 Key Forecasted Results C O R P O R A T E & I N V E S T M E N T B A N K Period-end Funded Loans $1.5B $3.5B PPNR $15MM $60MM Fee Income / Total Revenue 20% > 25% Tangible Efficiency Ratio 50% < 40% 2024 2026

©2022 Synovus. All Rights Reserved. 53 Corporate & Investment Bank: Key Takeaways Broaden Synovus’ right to win new relationships and to grow existing relationships through deeper industry expertise Contribute multi-dimensional growth to Synovus through lending activities and fee-based services Build a highly productive and scalable platform that will be accretive to core corporate financial targets C O R P O R A T E & I N V E S T M E N T B A N K Reposition for Advantage

©2022 Synovus. All Rights Reserved. 54 Treasury & Payment Solutions Katherine Weislogel EVP, Head of Treasury & Payment Solutions

©2022 Synovus. All Rights Reserved. 55 Treasury & Payment Solutions: Key Metrics (1) Represents Synovus clients with Treasury services T R E A S U R Y & P A Y M E N T S O L U T I O N S 2021 Revenue Contribution $62MM Solutions Offered 61 Treasury Clients(1) 13,477 Headcount 112 As of 12/31/21 Treasury Services Commercial Card International

©2022 Synovus. All Rights Reserved. 56 TPS – Driving Value By Delivering Results (1) Production is new sales on a 12-month annualized basis for treasury, international and commercial card solutions T R E A S U R Y & P A Y M E N T S O L U T I O N S $2.4MM $4.2MM $14.4MM Treasury Production(1) $10.2MM Foundation Adoption Transformation Deliver $20.0MM 2018 2019 2020 2021 2022 Target Strong execution of strategy with continued positive momentum 80%+ CAGR

©2022 Synovus. All Rights Reserved. 57 What’s Beneath The Surface How the Team Achieved Results T R E A S U R Y & P A Y M E N T S O L U T I O N S Ø Consultative Solutions Ø Training & Approach Ø Organizational Structure = Results

TREASURY & PAYMENT SOLUTIONS

TPS – The Transformational Journey



2018

Approach centered around fulfillment, operations and service

Decentralized training and delivery

Limited solutions set

Organizational Structure

Training & Approach

Consultative Solutions

Current State

Top, proactive, industry leading talent with formalized specialty teams dedicated to bank verticals

Formal sales approach with consultation, process review and client working capital model

New Capabilities: SMART analytics, best-in-class offerings and delivery through partnerships

A transformational shift from transactional relationship to value-add advisory approach

SYNOVUS

©2022 Synovus. All Rights Reserved.
58

TREASURY & PAYMENT SOLUTIONS

Consultative Approach Driving Client Engagement

Consultative Advisory


03
Client Messaging
02
Business Process Overview
01
Working Capital Management


Solutions Delivered Through a Focused Consultative Approach

Solution Delivery


New Solution Launches
TPS Rebrand/ Seismic Launch
Price for Value Initiative
Client Reviews using SMART Analytics
Client Messaging
Business Process Overview
Working Capital Management

SYNOVUS

©2022 Synovus. All Rights Reserved. 59

©2022 Synovus. All Rights Reserved. 60 TPS Transformation Journey Powered by a Consultative Approach T R E A S U R Y & P A Y M E N T S O L U T I O N S “Today’s meeting was unexpected … you are truly a consultant to our business.” – TPS Client

TREASURY & PAYMENT SOLUTIONS

Key Solution Gaps Closed in 2021

International

Live

EXIM
EXPORT-IMPORT BANK OF THE UNITED STATES

Export Lending Program

Synovus Gateway

Live



Digital Commercial Banking Platform/ Online Enrollment Console

Commercial Card

Live


SYNOVUS
VISA

One Card / Digital Wallet

Liquidity

Live

ICS

Insured Cash Sweep for larger clients

Payroll

Live

PAYCHEX

Payroll & HR Solutions

Accelerate AR

Live

SYNOVUS
Integrated Receivables
powered by
deluxe

- Wholesale & Retail Lockboxes
- Electronic Payments
- BillPay/e-Lockbox
- Remote Deposit Capture
- Merchant Services
- Payment Reassociation

New key solutions have accelerated pipeline growth, and we are not done ...

SYNOVUS

©2022 Synovus. All Rights Reserved.
61

TREASURY & PAYMENT SOLUTIONS

2022 and Beyond

Agile Innovation with Efficient Modular Approach


emerging tech
ERP Integrations
RPA
fintech
Cash Positioning Tools
Fully Integrated Payments Hub
Account Validation
API Services
International Information Reporting
Foreign Currency Accounts
Cross Border Receivables
FX & Trade enhanced platforms
Push to Card
Virtual Accounts/ Sub-Accounting
innovation
FedNow
partnership

SYNOVUS

©2022 Synovus. All Rights Reserved. 62

TREASURY & PAYMENT SOLUTIONS

Generating Long Term Value

Optimizing Fee Generation Through a Consultative Client-Focused Approach


Projected Total Fees
$43MM
$62MM
$90MM
13%
CAGR
2018
2021
2024 Target

Delivering results through industry leading talent, optimized processes and approach, technology advances and superior partnerships

Treasury & Payment Solutions

#forwardtogether

SYNOVUS

©2022 Synovus. All Rights Reserved.

63

TREASURY & PAYMENT SOLUTIONS

$90MM - The Opportunity is REAL



- Integrated payment hub with advanced rails
- International enhancements
- One Card / Digital Wallet
- Niche businesses and edgy solutions to support
- SMART – Currently over 14K+ leads
- Pricing for Value
- Maximize Accelerate AR suite of solutions

➲ *We will continue to drive enhancements along the journey to maximize our growth potential.*

#forwardtogether

SYNOVUS

©2022 Synovus. All Rights Reserved.
64

©2022 Synovus. All Rights Reserved. 65 Credit Bob Derrick EVP, Chief Credit Officer

©2022 Synovus. All Rights Reserved. 66 Rebuilt the Credit Organization C R E D I T Actions after Great Financial Crisis … Deployed forward-looking risk framework Built a centralized credit organization Implemented robust concentration management … Resulted in a Strong, Stable Credit Culture Credit metrics at or near historic lows Portfolio is well-balanced and diversified Policy, underwriting and monitoring discipline

CREDIT

Remixed the Credit Portfolio

Portfolio Rebalanced and Diversified

4Q08


16%
44%
40%

4Q21


22%
28%
50%

CRE | C&I | Consumer

- CRE reduced from 44% to 28% of loan portfolio
- C&I is diversified - over ~20 industries and multiple specialty lines of business
- Consumer consists primarily of mortgage, HELOC and third-party lending

CRE Portfolio – Investment Property Focus

4Q08


36%
39%
25%

4Q21


6%
4%
90%

Investment Properties | Residential Properties | Land A&D

- Residential and Land Acquisition and Development (A&D) reduced from 61% of CRE to 10%
- Investment properties comprise 90% of CRE
- Investment property category is diversified over seven property types and multiple specialty lines

SYNOVUS

©2022 Synovus. All Rights Reserved.
67

©2022 Synovus. All Rights Reserved. 68 Transformed Credit Quality C R E D I T Credit Quality Metrics • NPAs declined from 5.50% to 0.40% • NPLs declined from 4.40% to 0.33% • Past Dues declined from 0.74% to 0.15% • Net Charge-Offs returned to near historic lows, at 0.20% for 2021 Provision and Net Charge-Offs 5% 6% 1% 2% 3% 4% (1) Synovus adopted CECL in 2020, which replaced the prior incurred loss impairment guidance with an expected credit loss methodology (1) 2011 2013 2015 2017 2019 2021

©2022 Synovus. All Rights Reserved. 69 Further evolved credit capabilities since 2020 • Completely reevaluated CRE portfolio • Hotel vertical with dedicated credit support • Credit resources assigned to portfolios • Enhanced market intelligence and industry-focused analytics • Ability to track industry recovery through cash inflow analysis • Visibility into primary and secondary market performance for each property type • Deployed credit resources into first line of defense C R E D I T Strengthened Credit Environment Market Intelligence Enhanced Analytics Real-time Industry Monitoring Credit Partnership with LOB

©2022 Synovus. All Rights Reserved. 70 • High quality Consumer Real Estate book • Weighted average credit score of 792 and 777 for HELOC and Mortgage, respectively • Average LTV of ~75% for HELOC and Mortgage CRE Portfolio — $11.0 Billion Portfolio Characteristics Consumer CRE C&I NPL Ratio 0.52% 0.11% 0.37% 2021 Net Charge-off Ratio 0.23% 0.08% 0.26% 30+ Days Past Due Ratio 0.38% 0.04% 0.10% 90+ Days Past Due Ratio 0.02% 0.01% 0.02% Credit Portfolio is Balanced and Strong All balances and credit metrics on this slide are as of 12/31/2021 C R E D I T C&I Portfolio — $19.6 Billion Consumer Portfolio — $8.8 Billion Res. Constr, Dev, Land, 1.5% Other CRE Prop. Types, 6.6% Multi-Family, 5.4% Office Bldg., 6.4% Shopping Centers, 4.2% Hotel, 3.9%Direct Middle Market & Commercial Banking, 26.2% C&I Specialty Lending, 23.6% Consumer R/E Related, 16.2% Consumer Non R/E Related, 6.2% • 90% are income-producing • Residential C&D and Land are less than 2% of total loans • Diversity among property types and geographies • Direct Middle Market & Commercial Banking comprise 26% of Synovus total loans, while Specialty Lending comprises 24% • Specialty Lending is well-diversified among multiple lines-of-business • C&I industry mix aligned with economic and demographic drivers Consumer CRE C&I

CREDIT

Specialty Lending Adds Diversity to Portfolio


Specialty Portfolio Composition
22%
33%
16%
14%
8%
7%
National Accounts
Senior Housing
Premium Finance
Structured Lending
Healthcare Banking
Other Specialty Lines

$9.7B[1] specialty lending portfolio diversified among multiple business units

- No credit losses in any specialty lending portfolio since inception
- Specialty lines have uniquely strong credit profiles:
  - Senior Housing – proven strength, even through COVID; strong operators; low average loan-to-value
  - Syndications/National Accounts – emphasis on investment grade credit or equivalent
  - Insurance Premium Finance – primarily secured by cash value of life insurance
  - Structured Lending – strong underlying asset classes
  - Healthcare Banking – quality medical office with low average loan-to-value

(1) Balances as of 12/31/2021

SYNOVUS

©2022 Synovus. All Rights Reserved.
71

CREDIT

Third Party Lending Complements Portfolio

Held for Investment (HFI) Portfolio Composition


14%
22%
51%
13%
Auto/RV/Marine
Home Improvement
Personal
Student

$1.6B[1] consumer HFI third party portfolio consists of multiple lending partners

- Multi-year, successful partnerships
- Strong economics with relatively short duration
- Over 50% of the portfolio is secured by automobiles, watercraft or recreational vehicles

(1) Balances as of 12/31/2021

SYNOVUS

©2022 Synovus. All Rights Reserved.
72

CREDIT

High-Quality Growth

Optimized Portfolio Mix and Loss Distribution[(1)]

Applying historical loss rates from the Great Financial Crisis to today's portfolio results in improved annualized loss rates from 5.6% to 3.4% in 2021 and 3.3% in 2024 forecast


5.6%(2)
loss rate
2009
3.4%
loss rate
2021
3.3%
loss rate
2024 F
IPRE
1-4 Fam, Land & Dev.
C&I
Consumer

Strong Stress Test Results

Internal stress test results compare favorably to Fed published DFAST results


Stress Test - 9Q Losses
5.9%
5.5%
5.0%
DFAST Median
DFAST Top Quartile
SNV Stress Test(3)

(1) Pro forma loss rates for 2021 and 2024 reflect the same losses by category as those experienced during the Great Financial Crisis (GFC) and are an illustrative view of losses. Actual losses in an adverse environment may differ from those shown above.

(2) Represents annualized losses experienced during the worst nine quarter period of the GFC (beginning in 3Q09)

(3) Losses based on 2021 FRB Severely Adverse scenario utilizing Synovus estimated loss rates

SYNOVUS

©2022 Synovus. All Rights Reserved. 73

©2022 Synovus. All Rights Reserved. 74 A Solid Foundation Built on Fundamental Credit Principles Supporting sustained growth through C R E D I T Proactive and forward-looking analysis A two “Lines of Defense” structure that connects nimble field analysts to a strong, centralized credit core Strong sponsorship and prudent loan structuring

©2022 Synovus. All Rights Reserved. 75 The Consumer Bank Liz Wolverton EVP, Head of Consumer Banking and Brand Experience

THE CONSUMER BANK

Consumer Banking

The Consumer Bank plays a critical role in the Synovus business model

- Reliable low-cost funding
- Relationship artery across client segments
- Small business sales force
- Brand ambassador through market visibility and cross LOB-relationship delivery

	As of 12/31/21
Deposits[1]	$19.7B
Loans[1]	$7.6B
Clients[1] >1.2MM accounts	785,000
Net Promoter Score 10 points higher than peer[2] average Loyal customers who are raving fans	44

(1) Balances include all retail and small business products in our Consumer Banking segment on a pro forma go-forward basis. In addition, the numbers include balances from our consumer mortgage business which is part of our FMS segment.

(2) Peer set based on 2021 JD Power Retail Banking Satisfaction Study

SYNOVUS

©2022 Synovus. All Rights Reserved. 76

THE CONSUMER BANK

Same Purpose, New Playbook

Shift Delivery

- Expect to reduce physical footprint by 15% and capture $12MM in run-rate savings in 2022
- Drive growth through targeted household acquisition
- Enhance digital servicing capabilities

Expand Digital Sales

- Increase online consumer deposit origination to 50%
- Achieve 100% digital sales enablement for consumer products
- Modify training and incentives

Advice at the Center

- Deepen households through automated and personalized connection points
- Leverage analytics to transform digital experience from transactional to relational
- Drive $15MM+ in annual revenue from initial analytics use cases

SYNOVUS

©2022 Synovus. All Rights Reserved. 77

©2022 Synovus. All Rights Reserved. 78 Repositioning for Advantage: Optimizing Our Branch Network T H E C O N S U M E R B A N K 2016 2017 2018 2019 2020 2021 800,000 750,000 700,000 650,000 600,000 550,000 500,000 Branch and Retail Deposit Accounts Trends 300 200 100 Legacy Synovus Branches Legacy FCB Branches Retail Deposit Accounts Retail Transaction Accounts 51 50 50 248 250 249 247 239 231 Br an ch es Accounts Closed 24% of branch network since 2013 Targeting closure of additional 15% by end of 2022 Strong account acquisition despite physical closures

©2022 Synovus. All Rights Reserved. 79 Data-based approach to footprint optimization • Expecting to close 9 branches in 1Q22 • Anticipating an even pace of closures each quarter in 2022 • Incorporating all lines of business into the assessment process • Initiating work to harden client relationships in closure markets • Revising go-to-market strategies T H E C O N S U M E R B A N K Evaluating Across Four Key Categories Performance Position Opportunity Competition

THE CONSUMER BANK

Household acquisition remains important and is targeted at high opportunity segments

- Continue to follow efficient acquisition approach: market free checking and leverage relationship programs and analytics to deepen wallet share
- Prioritize growth in high-opportunity segments: mass affluent and small business customers

Solid Growth, Focus On Primacy

2021

6.2% Deposit Growth YOY

8.5% Core Banking NIR YOY(1)


16%
26%
6%
17%
35%
NIB DDA
MMA
Interest Bearing Demand
Savings
Time

51 bps reduction in core deposit funding cost in 2021

% of customers who feel they have a personal relationship with their primary bank(2)


84% Mass Affluent
Primary Institution
Synovus 77%
Regions 72%
5/3 Bank 70%
Capital One 66%
Chase 65%
PNC 65%
TD Bank 64%
Truist 64%
Wells Fargo 63%
Citibank 60%
BOA 59%
U.S. Bank 59%
BBVA 56%

Probably will or definitely will reuse(2)


All Customers
Primary Institution
Capital One 95%
Chase 92%
Regions 92%
Synovus 92%
TD Bank 91%
PNC 90%
Truist 90%
5/3 Bank 89%
BOA 88%
Wells Fargo 88%
Citibank 85%
U.S. Bank 85%
BBVA 80%
Mass Affluent
Primary Institution
Synovus 96%
Capital One 95%
Chase 92%
TD Bank 91%
Regions 91%
PNC 90%
BOA 89%
Truist 88%
Wells Fargo 87%
5/3 Bank 87%
Citibank 85%
U.S. Bank 79%
BBVA 69%

(1) Consumer core banking fees excluding mortgage NIR

(2) JD Power Retail Banking Satisfaction Study, 2021-06-14 to 2021-12-06, Synovus 5-State Footprint

SYNOVUS

©2022 Synovus. All Rights Reserved.
80

THE CONSUMER BANK

Strong Success with Relationship Programs

Launched Elevate relationship program in 2020, focused on emerging mass affluent and mass affluent including premium products, pricing and experience

Clients in our new Elevate relationship programs have **22% higher solutions per household and 22% higher on-us balances**

Portfolio mortgages remain a strong lead product for mass affluent and affluent households. **Impact of combining portfolio mortgages with relationship offering:**

- **2X greater** on-us balances
- **3X more likely** to have an investment relationship


Targeted Clients for relationship programs
80%
of targeted clients
20%
Enrolled today
Opportunity

Applying the increased potential per household to the 80% not-enrolled presents significant revenue opportunity

Approximately 11% of consumer accounts have not been appended with segmentation data; therefore, excluded from this analysis.

SYNOVUS

©2022 Synovus. All Rights Reserved.
81

THE CONSUMER BANK

Strategic momentum should propel small business growth

- Capitalize on the significant number of relationships initiated and strengthened through PPP
- Exploit Synovus Gateway digital platform to further extend Treasury business
- Leverage Community Relationship Center to streamline credit process and pursue additional client opportunities

28,000
PPP Loans

12,000
Clients newly enrolled to online banking since Gateway launch

Greenwich *Excellence*

12
SMB Greenwich Awards

3%
Account growth in 2021

SYNOVUS

©2022 Synovus. All Rights Reserved.
82

THE CONSUMER BANK

Our Digital Maturity Is Enabling the Consumer Delivery Shift

Today		Tomorrow	
Equalize	Monetize	Humanize	Innovate

Establish the foundation

- *My Synovus*, digital team, fintech partnership with Blend

Refine user experience

- Money movement UX
- Deployment of Zelle®
- Data cleansing
- E-statement enhancements

NCR MX Zelle

Deliver the capabilities to drive engagement (2022)

- Expand online account origination product offerings including HELOC and white-label consumer lending
- External FI account aggregation
- Personalized insights and advice powered by analytics
- Continued enhancements to servicing and alerts

- Develop strategies for monetizing blockchain and crypto currency offerings in response to client needs

4.8 out of 5 ★★★★★ App Store

> 50% adoption (up from 35% in 2019)

135% increase in P2P enrollment since launch of Zelle®

>20% increase in super users in past 24 months

Rapid integration of 4 fintechs to fully implement OAO for deposits within 6 months

Enhancing digital engagement included in the $15MM+ annual run rate from analytics

NYDIG JAM FINTOP CAPITAL

Crypto buy/sell/hold partnership projected for 2022, paving the way for new products

SYNOVUS

©2022 Synovus. All Rights Reserved. 83

THE CONSUMER BANK

Targeting Exponential Shift In Digital Sales

Today

Digital Sales Enablement[1]

Deposit Accounts | Loans



Digital Servicing Enablement[1]

Deposit Accounts | Loans



Tomorrow

100%
Target % of online origination enablement across deposit and loan products

100%
Target % core operational servicing enablement

50%
Target % of consumer deposits originated online

Objectives

- Lower cost to originate
- Simplify the user experience
- Grow younger generation accounts

Keys to Success

- Design the client journey to mimic OAO success in mortgage
- Implement changes to branch team member training and incentives
- Enhance marketing via analytics to quickly deepen and harden relationships
- Increase average deposit balance for digitally-onboarded customers

(1) Pie charts are illustrative of availability of digital sales and servicing based on product volume

SYNOVUS

©2022 Synovus. All Rights Reserved.
84

THE CONSUMER BANK

High Tech Meets High Touch: Advice at the Center

New Analytics Capabilities Launching in 2022 | **Committed Value**

Data to Insight | personetics


8:38
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Digital Engagement

Identifies various insights and delivers recommendations, nudges, and education through digital experience

Expected MVP – 2Q22

Insight to Action | curinos


SYNOVUS
Our fund transfer services are as straightforward as this email
People like adaptability. Which is why we designed our money movement services with the flexibility to meet any scenario. Splitting the dinner bill with friends? Try Zelle. Sending a quick deposit to your kid in college? Internal money to someone at a different financial institution? External transfers can take care of that. See? Flexible.
Watch All Our Demos
financial information
It's an unfortunate reality that every day, hackers sleuth the internet for people's financial information. The good

Next Best Action

Identifies clients with opportunities related to specific products/digital services and launches a connection and sales journey through digital marketing (checking, HELOC, mortgage, digital engagement)

Launched January 27

$15MM+

Expected annual run rate from initial use cases (personetics + curinos)

Ready to Build on Success

Building a bigger portfolio of analytics programs

- Hired Chief Analytics Officer in January 2022
- Building out infrastructure and prioritizing next use cases
- Preparing for next phase that pulls bankers into the journey for follow-up

SYNOVUS

©2022 Synovus. All Rights Reserved. 85

THE CONSUMER BANK

Repositioning for Advantage

2024 Targets

2%-3% CAGR (Loans, Deposits and Core Banking NIR[1])

Three points of focus

Shift Delivery

15%+ branch reduction

$12MM+ in expected run-rate savings

Increase Digital Sales

50% deposit sales digitally

100% of products available through digital origination

Advice at the Center

Expand relationships via analytics

$15MM+ in annual revenue

(1) Consumer Core Banking NIR excludes Mortgage

SYNOVUS

©2022 Synovus. All Rights Reserved.
86

©2022 Synovus. All Rights Reserved. 87 Technology and Operations Zack Bishop EVP, Head of Technology, Operations, and Security

TECHNOLOGY AND OPERATIONS

Technology and Operations

We're building the bank of the future through a **focus on the customer**, modernization built upon **automation**, and an **innovative approach** to research and development

Call Centers
Technology
Customer Journeys
Procurement and Vendor Management
Automation
Digital and Physical Security
Innovation
Facilities
Project Management
Enterprise Operations
Process Improvement

% of 2022[1] Expense Operating Office	23%
% of 2022[1] Expense Technology and Digital Only	12%
2022 Modernization[1] Project Hours	275,000
Headcount As of 12/31/2021	965

(1) Anticipated values for 2022

SYNOVUS

©2022 Synovus. All Rights Reserved.
88

©2022 Synovus. All Rights Reserved. 89 Building the Bank of the Future Customer Journeys Technology Modernization Automate Everything Innovation, Research and Development T E C H N O L O G Y A N D O P E R A T I O N S

TECHNOLOGY AND OPERATIONS

Customer Journeys

- Creates better quality services for all our customers
- Provokes relationship expansion
- Raises overall customer satisfaction
- Builds a better bank for tomorrow

Streamline and Simplify


Commercial Lending
Account Opening
Money Movement
Maintenance

SYNOVUS

©2022 Synovus. All Rights Reserved. 90

©2022 Synovus. All Rights Reserved. 91 Technology Modernization Infrastructure Transformation Upskill and Reskill Team Members Core Modernization T E C H N O L O G Y A N D O P E R A T I O N S High Tech Meets High Touch

TECHNOLOGY AND OPERATIONS

Infrastructure Transformation:

Building One of the Most Modern Technology Foundations in Regional Banking


Authentication
O365
DaaS
API Modernization
Commercial Lending
Identity
Intune
SDWAN
Application Migrations
Core Modernization
2021

SYNOVUS

©2022 Synovus. All Rights Reserved. 92

TECHNOLOGY AND OPERATIONS

Upskill/Reskill Team Members



Enhance Talent and Culture

- Official reskill process created
- Transparent communication around direction
- Team Members move through the "Transformation POD"
- "Graduation" becomes part of our team members goals

SYNOVUS

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93

TECHNOLOGY AND OPERATIONS

Core Modernization

- Gen-3 core assessments
- Multiple POCs
- Advanced internal skills
- Established frameworks

Building for Tomorrow

- Developed and launched standalone business capabilities in an open banking environment
- Synovus technical current state core dependency architecture complete
- Maast buildout
- First MVP launch targeted 1Q22


API

SYNOVUS

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©2022 Synovus. All Rights Reserved. 95 Automate Everything! • Intelligent automation • Flexibility meets capability • Automation-as-a-Service • Center of excellence T E C H N O L O G Y A N D O P E R A T I O N S Efficiency and Quality “Automation is a primary focus for us in 2022, but it’s not just about efficiency; it’s focused on increasing service levels, hardening processes, and preparing for growth.”

©2022 Synovus. All Rights Reserved. 96 $126MM $131MM $126MM $130MM 2019 2020 2021 2022 Allocated for Modernization Tech Investment History • Reallocated back-office dollars for innovation and transformation • Repurposed legacy technology spend for modernization • Growth is simpler - license additions are the primary requirement for growth • Business enablement is a primary focus and approval driver • Business and revenue generating innovation is a top priority T E C H N O L O G Y A N D O P E R A T I O N S (1) Values are 2022 targets 11.5% 11.2% 11.5% 12.4% 24.7% 22.8% 23.4% 23.0% 2019 2020 2021 2022 Tech & Digital Operating Office % of Expense $139MM (1) (1) Tech Spend

TECHNOLOGY AND OPERATIONS

Innovation, Research and Development



MX: "Innovator of the Year" award

Gonzo Banker: "The Bank Technology Award" for the bank of tomorrow tech stack

MBCA: Open Banking Architecture, and Emerging Technology Chair

Planning for the Future

- Cryptocurrency Custody Services Expansion
- Lending on Digital Assets
- Payments and Emerging Loyalty Models
- Digital Banking as a Service (dBaaS)
- Stable Coin — Movement Design & Research
- Blockchain-Powered Solutions and Products

SYNOVUS

©2022 Synovus. All Rights Reserved. 97

©2022 Synovus. All Rights Reserved. 98 Top Quartile Financial Performance Jamie Gregory EVP, Chief Financial Officer

©2022 Synovus. All Rights Reserved. 99 Commitment to Top Quartile Performance T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E Our Financial Objectives … Top quartile operating metrics Robust earnings growth Sustainable long-term profitability … Impact our Actions Focus on ROI Embed risk management in our core strategy Re-deploy capital toward organic growth

©2022 Synovus. All Rights Reserved. 100 Robust Earnings Growth T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E

TOP QUARTILE FINANCIAL PERFORMANCE

Recent performance shows our growth momentum is building

- Robust production and loan growth
- Strong fee growth

2021 - YoY Loan Growth (ex PPP)

8% Total Loans

54% Commercial Production

2021 - YoY Fee Revenue Growth

20% Core Banking(1)

30% Treasury & Payment Solutions

24% Wealth Management

(1) Includes service charges on deposit accounts, card fees, LOC fees, ATM fee income, LOC non-usage fees, gains from sale of government guaranteed loans, and misc. other service charges

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©2022 Synovus. All Rights Reserved. 102 The Momentum Is Expected to Continue (1) Guidance previously disclosed 1/20/22 (during 4Q21 earnings release) (2) See slide 2 for definitions of non-GAAP financial measures and appendix for 2021 baseline. Adjusted revenue and expense applies to 2022 guidance. (3) Moody’s January 2022 U.S. Macroeconomic Outlook T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E Key Considerations • 2023/2024 growth estimate represents the CAGR expected over the 2-year period • As rates rise, earnings should accelerate over the 2023/2024 forecast horizon • 2023/2024 assumes a stable tax rate and CET1 ratio within our stated operating range of 9.25% to 9.75% • Estimates utilize base case Moody’s assumptions with GDP growth moderating by 2024 and unemployment falling to 3.5%(3) 2022 Guidance(1) 2023/2024 Growth Estimate (2 Year Avg.) Loan Growth (ex. PPP) 4% to 7% 8%+ Adjusted Revenue(2) 4% to 7% 10%+ Adjusted Expense(2) 2% to 5% 5%+ Positive Op. Leverage A C C E L E R A T I N G G R O W T H 15% to 20% 2023/2024 PPNR Growth 12% to 15% 2023/2024 EPS Growth

TOP QUARTILE FINANCIAL PERFORMANCE

Our commercial business units are expected to drive high single digit loan growth through 2024

Business/Product Loan Growth Contribution (2022 - 2024[1])


Direct Consumer
Community
(SMB)
Wholesale
(Specialty)
CIB
(Large Corporate)
$10B+
Targeted 3-Year Core Loan Growth(2)
Wholesale
(CRE)
Wholesale
(Middle Market)

(1) Starting point for growth forecast is 12/31/21
(2) Included within $10B+ of expected loan growth is $3.0B+ of expected growth from new initiatives

SYNOVUS

©2022 Synovus. All Rights Reserved. 103

©2022 Synovus. All Rights Reserved. 104 97% 80% 2016 2021 Capital & Liquidity Available to Support Growth (1) CET1 range based on internally modeled scenario analysis (2) Represents primary liquidity sources (excludes Fed funds, repo lines, discount window, etc.) T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E Use: 70-100% Organic Growth 40% - 70% Common Dividend 30% - 35% Use: 0%+ Core Earnings Inorganic Strategies Share Repurchases Sources & Uses of Capital – Target 9.25% to 9.75% CET1(1) Well-Positioned Liquidity Profile 100% Loan / Deposit Ratio Available Liquidity (Excess Cash, Unenc. Securities, FHLB)(2) Capital Source: Primary: Secondary: 10% 26% 2016 2021 % of Total Assets

©2022 Synovus. All Rights Reserved. 105 2.00% 2.25% 2023 2024 Revenue Growth Driven by Core Business Expansion (1) Represents percentage of overall 10%+ revenue growth forecasted for 2023/2024 (2) Rate environment at year-end used for NII forecast T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E Treasury & Payment Solutions 10%+ Revenue Growth Attribution (2023/2024) 40% to 50%(1) NII From Balance Sheet Growth 10% to 20%(1) From Fee Income 35% to 45%(1) From Rate Environment Wealth Management Core Banking Fees New Initiatives 90% 10% 2.10% 2.30% 2023 2024 Fed Target Rate(2) Consumer Loans Commercial Loans 5-Year Treasury(2) 60%+ driven by core business growth

TOP QUARTILE FINANCIAL PERFORMANCE

Diverse Set of Revenue Growth Drivers

Fast Growing Markets

Atlanta
Ft. Lauderdale
Tampa
Orlando

Atlanta MSA

#3 nationally in population growth – 2015-2020[1]
#1 - '21 - '26 projected household income growth for large SE MSAs[2]

Florida

#1 state for new business creation[3]
#1 state for relocation[4]

High Growth Businesses

Specialty Lending

Treasury & Payment Solutions (TPS)

Specialty Lending
(in billions)


$10
$13
2021
2024 Target

TPS Fees
(in millions)


$62
$90
2021
2024 Target

Growth Investments

Corporate & Investment Bank

Software Solutions

Financial Institutions

Tech, Media & Communications

Healthcare

Maast™ by Synovus

(1) ESRI, (2) S&P Global, (3) US Census Bureau, (4) Move.org

SYNOVUS

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TOP QUARTILE FINANCIAL PERFORMANCE

Significant Contributions from New Initiatives

New Initiatives - 2024 Targets

$3.0B+
Incremental Loans

$120MM+
Incremental Revenues
(2/3rds NII, 1/3rd NIR)

$70MM+
Incremental PPNR

Maast
by Synovus

smart
SALES MANAGEMENT AND RISK TOOL

- Maast
- CIB
- Client Analytics
- Agent Bank
- Restaurant Vertical

SNV Financial Impact

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TOP QUARTILE FINANCIAL PERFORMANCE

Strong Operating Leverage, PPNR and EPS Growth

2023/2024 EPS Drivers

5%+ Operating Leverage

15% to 20% PPNR Growth

12% to 15% EPS Growth

- ACL ratio approximates CECL Day 1
- Expect total payout ratio < 50%
- Stable Effective Tax Rate

SYNOVUS

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©2022 Synovus. All Rights Reserved. 109 Sustainable Long-Term Profitability T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E

©2022 Synovus. All Rights Reserved. 110 Stable Earnings Through Cycles (1) Year-end Fed Funds target for periods shown (2) Scenario based on a dynamic balance sheet and assumes an immediate 100bps parallel shift to interest rates which is sustained throughout the horizon (3) Cumulative 9Q loss rates are based on average loans during 9Q period. Financial crisis losses use most severe 9Q period (starting 3Q 2009). 2021 losses based on internal severe adverse scenarios (4) Total revenue excluding securities gains and losses Focus on generating sustainable profitability through revenue diversification, active interest rate management and stable credit performance T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E 6.5% 9.7% 12.4% 14.3% Year 1 Year 2 Year 3 Year 4 NII Impact - 100 bps Parallel Shift(2) … Positioned to Benefit as Rates Increase … Stable Revenue Profile Through Rate Cycles … … With Reduced Credit Exposure(3) $1.96B $1.94B $1.98B 2019 Total Revenue 2020 Total Revenue 2021 Total Revenue(4) FF Target(1) 1.75 .25 .25 12.7% 5.0% 9Q Losses Financial Crisis 9Q Losses 2021 Stress Test (4) (4)

©2022 Synovus. All Rights Reserved. 111 Top Quartile Operating Metrics T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E

TOP QUARTILE FINANCIAL PERFORMANCE

Our Segment Strategies Drive Performance

	Key Strategic Objectives	2024 Success Metrics/Goals
Consumer Bank	Delivery channel modernization Digitally focused deposit generation	**15%+ reduction** in branch network **50%** online deposit account opening
Wholesale Bank	Specialty line expansion Deepening client wallet share	**10%+** annual loan growth **High single digit** annual fee income growth
Community Bank	Client relationship deepening Next generation capability development	**10%+** growth in revenue per RM **40+ ISVs** on Maast platform
FMS (Financial Advisory, Mortgage)	Net asset inflows / AUM growth Deepen cross-business partnerships	**$175MM+** in Wealth fee revenue **80%+** Wealth fees from Trust & Advisory services

Note: The table represents our key business operating segments on a pro forma go-forward basis.

SYNOVUS

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TOP QUARTILE FINANCIAL PERFORMANCE

Continuous Focus on Top Quartile Operating Metrics

ROATCE[(1)] Target	ROAA Target	Tangible Efficiency Ratio Target
16% to 17%	**1.30% to 1.40%**	**~50%**

FY 2024 Targets

Accretive Performance Drivers

Cost Rationalization	Relationship-Based Commercial Growth	New Initiatives
1% – 2% of cost base redeployed annually	Upper Teen Incremental ROEs	Capital light fee generation

Environmental Drivers

Modeled Fed Funds Rate – Year End


225 bps
200 bps
2023
2024

(1) See slide 2 for definitions of non-GAAP financial measures and appendix for 2021 baseline

SYNOVUS

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©2022 Synovus. All Rights Reserved. 114 Synovus – 2016 Improving Performance Drives Strong Shareholder Returns Note: Peers include proxy peer set – BOK, Hancock Whitney, Huntington, NYCB, FNB, M&T, Associated Banc-Corp, Cullen/Frost, Comerica, First Horizon, Zions, Popular, BankUnited, Regions (1) Non-GAAP financial measure; see Appendix for applicable reconciliation (2) 3 and 5 Year TSR measured as of 1/26/2022 T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E Adj. Tangible Efficiency Ratio(1)Adj. ROATCE(1) Peer #7 Peer #1 Peer #2 Peer #3 Synovus – 2021 Peer #5 Peer #6 Synovus – 2016 Peer #15 #4 Adj. ROAA(1) 3 Year TSR(2) 60% 38% 35% 34% 5 Year TSR(2) Peer Median Peer #8 Peer #9 >> Peer #7 Peer #1 Peer #3 Peer #4 Synovus – 2021 Peer #5 Peer #6 Peer #15 #2 Peer #8 >> Peer #9 Synovus – 2016 Peer #7 Peer #1 Peer #4 Peer #5 Synovus – 2021 Peer #6 Peer #15 #2 Peer #8 >> Peer #9 Synovus Peer Median Synovus Peer #10 Peer #10 Peer #10 Peer #3 Peer #11 Peer #11 Peer #11

©2022 Synovus. All Rights Reserved. 115 T O P Q U A R T I L E F I N A N C I A L P E R F O R M A N C E … Resulting in top quartile performance Poised to continue robust growth … …While maintaining earnings stability…

©2022 Synovus. All Rights Reserved. 116 Appendix

©2022 Synovus. All Rights Reserved. 117 (dollars in thousands) 2021 2016 Net income $ 760,467 $ 246,784 Add: Earnout liability adjustments 507 — Add: Merger related expense — 1,636 Add: Restructuring charges 7,223 8,267 Add: Valuation adjustment to Visa derivative 2,656 5,795 Add: Loss on early extinguishment of debt — 4,735 Add: Litigation settlement/contingency expense — 2,511 Add/subtract: Investment securities (gains) losses, net 799 (6,011) Add: Fair value decrease, net of private equity investments — 1,026 Subtract: Tax effect of adjustments(1) (2,702) (6,647) Adjusted net income $ 768,950 258,096 Total average assets $ 55,368,481 29,480,950 Return on average assets 1.37% 0.84 % Adjusted return on average assets 1.39% 0.88 % Non-GAAP Financial Measures (1) An assumed marginal tax rate of 25.3% for 2021 and 37.0% for 2016

©2022 Synovus. All Rights Reserved. 118 (dollars in thousands) 2021 2016 Net income available to common shareholders $ 727,304 $ 236,546 Add: Earnout liability adjustments 507 — Add: Merger related expense — 1,636 Add: Restructuring charges 7,223 8,267 Add: Valuation adjustment to Visa derivative 2,656 5,795 Add: Loss on early extinguishment of debt — 4,735 Add: Litigation settlement/contingency expense — 2,511 Add/subtract: Investment securities (gains) losses, net 799 (6,011) Add: Fair value decrease, net of private equity investments — 1,026 Subtract: Tax effect of adjustments(1) (2,702) (6,646) Adjusted net income available to common shareholders $ 735,787 $ 247,858 Add: Amortization of intangibles, tax effected 7,108 328 Adjusted net income available to common shareholders excluding amortization of intangibles annualized $ 742,895 $ 248,186 Net income available to common shareholders $ 727,304 $ 236,546 Add: Amortization of intangibles, tax effected 7,108 328 Net income available to common shareholders excluding amortization of intangibles annualized $ 734,412 $ 236,874 Total average shareholders' equity less preferred stock $ 4,674,833 $ 2,813,526 Subtract: Goodwill (452,390) (32,151) Subtract: Other intangible assets, net (40,307) (269) Total average tangible shareholders' equity less preferred stock $ 4,182,136 $ 2,781,106 Return on average common equity 15.56% 8.41 % Adjusted return on average common equity 15.74% 8.81 % Return on average tangible common equity 17.56% 8.52 % Adjusted return on average tangible common equity 17.76% 8.92 % Non-GAAP Financial Measures (1) An assumed marginal tax rate of 25.3% for 2021 and 37.0% for 2016

©2022 Synovus. All Rights Reserved. 119 (dollars in thousands) 2021 2016 Total non-interest revenue $ 450,066 $ 273,194 Add/subtract: Investment securities (gains) losses , net 799 (6,011) Add: Fair value decrease, net of private equity investments — 1,026 Subtract: Fair value adjustment on non-qualified deferred compensation (2,816) (811) Adjusted non-interest revenue $ 448,049 $ 267,398 Total non-interest expense $ 1,099,904 $ 755,923 Subtract: Earnout liability adjustments (507) — Subtract: Merger related expense — (1,636) Subtract: Restructuring charges (7,223) (8,267) Subtract: Valuation adjustment to Visa derivative (2,656) (5,795) Subtract: Loss on early extinguishment of debt — (4,735) Subtract: Litigation settlement/contingency expense — (2,511) Subtract: Fair value adjustment on non-qualified deferred compensation (2,816) (811) Adjusted non-interest expense $ 1,086,702 $ 732,168 Adjusted non-interest expense $ 1,086,702 $ 732,168 Subtract: Amortization of intangibles (9,516) (521) Adjusted tangible non-interest expense $ 1,077,186 731,647 Net interest income 1,532,947 899,180 Add: Tax equivalent adjustment 3,185 1,285 Add: Total non-interest revenue 450,066 273,194 Total TE revenue $ 1,986,198 $ 1,173,659 Add/subtract: Investment securities (gains) losses, net 799 (6,011) Add: Fair value decrease, net of private equity investments — 1,026 Subtract: Fair value adjustment on non-qualified deferred compensation (2,816) (811) Adjusted revenue $ 1,984,181 $ 1,167,863 Efficiency ratio-TE 55.38% 64.41 % Adjusted tangible efficiency ratio 54.29% 62.65 % Non-GAAP Financial Measures

©2022 Synovus. All Rights Reserved. 120 (dollars in thousands) 2021 Taxable equivalent net interest income $ 1,536,132 Adjusted non-interest revenue 448,049 Adjusted non-interest expense 1,086,702 Adjusted pre-provision net revenue $ 897,479 Pre-provision net revenue $ 883,109 Non-GAAP Financial Measures